UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2015

CBRE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32205	94-3391143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 South Hope Street, 25th Floor Los Angeles, California		90071
(Address of Principal Executive Offices)		(Zip Code)

(213) 613-3333

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by CBRE Group, Inc., a Delaware corporation (which we may refer to as “we”, “us”, “our” or the “Company”), in connection with the matters described herein:

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)	On October 23, 2015, the Board of Directors of the Company (the “Board”) appointed Gerardo I. Lopez to the Board and the

Board’s Corporate Governance and Nominating Committee, effective October 23, 2015, to serve until the Company’s 2016 annual meeting of stockholders. There is no arrangement or understanding between Mr. Lopez and any other person pursuant to which Mr. Lopez was selected as a director, and Mr. Lopez has not participated in any “related-party transactions” with the Company as set forth in Item 404(a) of Regulation S-K. The Board has also determined that Mr. Lopez is “independent” as defined under New York Stock Exchange and Securities and Exchange Commission rules and guidance as well as under the Board’s Corporate Governance Guidelines and its Categorical Independence Standards.

Mr. Lopez will receive the Company’s standard compensation package for non-employee directors. We described this compensation package in our definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 1, 2015. He and the Company also entered into the Company’s standard form of Indemnification Agreement for members of its Board, which we previously filed as Exhibit 10.1 to, and described in, the Company’s Current Report on Form 8-K filed on December 8, 2009.

Item 7.01	Regulation FD Disclosure.

On October 26, 2015, the Company issued a press release announcing the appointment of Mr. Lopez to the Board. A copy of that press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

The information contained in this Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Financial Statements and Exhibits

(d)	Exhibits

The exhibit listed below is being filed with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press Release announcing the appointment of Gerardo I. Lopez as a Director of the Company, dated October 26, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 26, 2015	CBRE GROUP, INC.

	By:	/s/ GIL BOROK
Gil Borok
Deputy Chief Financial Officer and Chief Accounting Officer